Exhibit 99.1

Sharon AI Announces 5 year $1.25BN AI Cloud Infrastructure Agreement

New York, USA, 1st April 2026 - Today, SharonAI Holdings Inc. (NASDAQ:SHAZ) and its subsidiaries (“Sharon AI” or “the Company”), a leading Australian Neocloud, announced a significant expansion of its AI Cloud services business, with the signing of an initial five-year, US$1.25BN TCV AI infrastructure agreement with ESDS Software Solutions Ltd. The customer has an option to extend for an additional 2 years.

Under the terms of the contract, Sharon AI will deploy an 8K B300 cluster within one of the company’s existing data center providers in Australia, with revenue expected to commence in the third quarter of 2026.

James Manning, Co-Founder and CEO, Sharon AI said “This contract is one of many we have been working on for a period of time, and we are delighted to be delivering this GPU capacity in an Australian data center. We continue to see robust demand across the enterprise, hyperscale, research, government and AI native sectors and with additional data center capacity confirmed we look forward to providing additional updates on our strong customer pipeline in due course.”

-ENDS-

Disclosure Information

Sharon AI primarily uses its Investor Relations page (https://sharonai.com/investors/) to disclose material non-public information and to comply with its disclosure obligations under Regulation FD. The The Company also note that, at times, it uses other communication mediums including, but not limited to, its X account (sharon__ai) and/or LinkedIn account (sharon-AI) to disseminate information about the Company, and can be additional sources of information outside press releases, regulatory filings with the Securities and Exchange Commission (SEC) and any other conference calls, webcasts, investor days, etc. that the company may hold.

About Sharon AI

SharonAI Holdings Inc. (NASDAQ:SHAZ) and its subsidiaries (“Sharon AI”), a leading Australian Neocloud, is a High-Performance Computing company focused on Artificial Intelligence and Cloud GPU Compute Infrastructure. Our cloud GPU platform and compute infrastructure is accelerating the build of AI factories and sovereign AI solutions, powering the next wave of accelerated computing adoption. For more information, visit www.sharonai.com.

Contacts

Sharon AI Media Enquiries:

Zachary Nevas

IMS Investor Relations

+1 203.972.9200

sharonai@imsinvestorrelations.com

# # #

Forward-Looking Statements

This press release may contain, and our officers and representatives may from time to time make, “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, which are not historical facts and which are not assurances of future performance. Forward-looking statements are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. In some cases you can identify these statements by forward-looking words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “should,” “would,” “project,” “strategy,” “plan,” “expect,” “goal,” “seek,” “future,” “likely” or the negative or plural of these words or similar expressions or references to future periods. Forward-looking statements in this release include specific statements regarding the anticipated listing on the Nasdaq Capital Market and completion of the Offering. Examples of such forward-looking statements include but are not limited to express or implied statements regarding Sharon AI’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding:

●	Service and product offerings;
●	Receipt and use of proceeds;
●	Acceleration of the deployment of assets;
●	Acceleration of Sharon AI’s ability to engage with additional potential customers;
●	Expansion of Sharon AI’s data center footprint;
●	The firming of Sharon AI’s ability to formally lease additional capacity; and
●	The strengthening of Sharon AI’s partner network.

In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. You are cautioned that such statements are not guarantees of future performance and that actual results or developments may differ materially from those set forth in these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results to differ materially from these forward-looking statements include, among others, all of the risks described in the “Risk Factors” section of the Annual Report on Form 10-K filed on March 31, 2026. Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the SEC, which are available at www.sec.gov.

The forward-looking statements and other information contained in this news release are made as of the date hereof and Sharon AI does not undertake any obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws.

-2-